United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-3181

(Investment Company Act File Number)

Federated Hermes Short-Intermediate Duration Municipal Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 06/30/20

Date of Reporting Period: 06/30/20

Item 1.	Reports to Stockholders

Annual Shareholder Report
June 30, 2020
Share Class | Ticker	A | FMTAX	Institutional | FSHIX	Service | FSHSX

Federated Hermes Short-Intermediate Municipal Fund
(formerly, Federated Short-Intermediate Duration Municipal Trust)
Fund Established 1981

Federated Hermes Short-Intermediate Duration Municipal Trust
(formerly, Federated Short-Intermediate Duration Municipal Trust)
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

John B. Fisher
President
Federated Hermes Short-Intermediate Municipal Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from July 1, 2019 through June 30, 2020.
As we all confront the unprecedented effects of the coronavirus and the challenges it presents to our families, communities, businesses and the financial markets, I want you to know that everyone at Federated Hermes is dedicated to helping you successfully navigate the markets ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Short-Intermediate Municipal Fund (the “Fund”), based on net asset value for the 12-month reporting period ended June 30, 2020, was 0.81% for the Class A Shares, 1.07% for the Institutional Shares and 0.93% for the Service Shares. The 1.07% total return for the Institutional Shares for the reporting period consisted of 1.65% of mostly AMT-free, tax-exempt dividends and -0.58% of depreciation in the net asset value of the shares.1 The total return of the S&P Municipal Bond Short Index (SPMBSI),2 the broad-based securities market index for the Fund, was 2.66%. The total return of the Lipper Short Municipal Debt Funds Average (LSMDF),3 a peer group average for the Fund, was 1.68% over the reporting period. The Fund’s and the LSMDF’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which are not reflected in the total return of the SPMBSI.
During the reporting period, the most significant factors affecting the Fund’s performance relative to the SPMBSI were: (a) the effective duration of its portfolio (which indicates the portfolio’s sensitivity to changes in interest rates);4,5 (b) the allocation of the portfolio among securities of similar issuers (referred to as sectors); and (c) the credit rating of portfolio securities (credit quality).6
MARKET OVERVIEW
During the reporting period, the 10-year U.S. Treasury yield decreased from a high of 2.14% in July 2019 to a low of 0.54% in March 2020 and averaged 1.40%. The 10-year yield ended the period at 0.66%.
During most of the period, economic activity in the U.S. expanded at a moderate pace. The slope of the U.S. Treasury curve was unusually flat by historical standards, which in the past has often been associated with a deterioration in future macroeconomic performance. Inflation was showing signs of picking up during the reporting period; however, it continued to run below the 2% target inflation rate of the Federal Reserve (the “Fed”). Inflation readings had been held down in 2019 due to factors such as the decline in oil prices, softer inflation abroad and appreciation in the dollar despite strengthening labor market conditions and rising input costs for industry.
The Fed’s decision to cut the federal funds target rate three times by ¼ percent each time during 2019 was mostly anticipated by the markets. In determining the size and timing of changes in the federal funds target rate, changes in the Federal Open Market Committee’s (FOMC) indicators of maximum employment and a 2% inflation target were essential. The Fed reaffirmed that adjustments to the policy path would depend on assessments of how the economic outlook and risks to the outlook were evolving. Then, on March 3, 2020, with an unscheduled rate decision, the Fed reduced the federal
Annual Shareholder Report

funds target rate by  1⁄2 of a percent to a range of 1.0% to 1.25% and then again on March 30, 2020 by a full 1% to the lower bound of 0% to 0.25% in reaction to global developments concerning the coronavirus pandemic and its potential impacts on the economic outlook. The FOMC’s recent meeting minutes stated that the coronavirus outbreak has harmed communities and disrupted economic activity in many countries, including in the U.S. Global financial conditions have also been significantly affected. The Fed has remained at the 0% lower federal funds rate boundary through June 2020.
Available economic data showed that the U.S. economy came into this challenging period on a strong footing. Given the sizeable downward revision for 2020 Gross Domestic Product (GDP) growth, Fund management is more cautious overall now on municipal credit for the intermediate-term. That is based on an expectation that municipal issuers – many already facing liquidity constraints and other financial issues – may face increased pressure over the coming months. Fund management believes that high-grade municipals7 should fare better, but will still likely be affected by such a sizeable GDP reduction, as it will factor into funding sources for most issuers in the municipal market.
Fund management believes that state and local governments will experience sizeable tax collection declines – especially from sales and income taxes – and at the same time could experience increased spending, particularly on public health. Some analysts expect state tax collections to decline on the order of 16%. We believe that revenues beyond taxes will decline in nearly all sectors for nearly all issuers. Of all the outstanding municipal securities, approximately 30% are general obligation (GO) bonds and 70% are revenue bonds. We believe that total funding shortfalls could be far higher than for general obligation issuers alone as many revenue sectors have experienced increased pandemic costs and revenue declines due to economic closure.
State and local governments, hospitals, airports and mass transit agencies were among the entities that received some $400 billion of funding under the CARES Act signed into law by President Trump. We believe that still more funding may be needed—somewhere on the order of $150 billion to $300 billion for municipal market issuers to help weather the effects of economic shutdown and closure of operations. The $150 billion that state and local governments are specifically set to receive from the CARES Act’s Coronavirus Relief Fund is meant to be largely used for coronavirus expense reimbursement rather than for budget gap purposes.
Municipal issuers may also benefit from the $454 billion economic stabilization fund – anticipated to be leveraged by the Fed – established under the CARES Act. Under these provisions, the Fed is allowed, though not required, to purchase municipal debt directly from issuers, in the secondary market, or to make direct loans or loan guarantees. The Fed is not authorized to
Annual Shareholder Report

provide free, direct funding to municipal issuers. We believe, absent further direct aid for the municipal debt market, that state and local government budgets would be further stressed at the most inopportune time, particularly as revenues decline as a result of business closures and rising unemployment.
At the end of the period, it remains to be seen what the Fed will do concerning any deeper intervention in the municipal market. Historically, the Fed has had a strong institutional bias against intervening in the municipal bond market, not only because it is difficult given the disparity of issuer, sector, pledge and rating, but also because of political independence and the effects of federal oversight of local finances. If the Fed does further intervene in the direct market, we would anticipate at the very least minimum credit thresholds and use of the facility as a last resort for the most-stressed issuers.
During the period, credit was generally stable and the municipal bond market’s technical (net supply and demand) position was mostly favorable. The issuance of municipal debt in 2019 had been relatively comparable to previous periods, even though the ability to advance refund existing debt became disallowed. Flows from investors into short, intermediate, long and high-yield municipal bond funds were positive for a significant portion of the period but turned sharply negative in March and April once the coronavirus and its impact on the world economy became apparent. Flows have since rebounded in May and June as investor confidence returned due to the various governmental responses.
As a result of the coronavirus pandemic, municipal credit quality is expected to be negatively impacted within every sector of the municipal bond market by the federal and state governments’ decisions to bring the U.S. economy to a virtual halt. State and local governments’ income and sales tax revenues will likely be reduced as a result of the layoffs and business closures throughout the country. Municipal transportation, health care, higher education and dedicated tax debt may be impaired to varying degrees by the virus’ impacts. We believe that a large number of credit downgrades can be expected within the municipal market. However, credit defaults are not anticipated to occur to any significant degree as social distancing recommendations and business closures are expected to be curtailed as the coronavirus subsides.
DURATION
The Fund’s dollar-weighted average modified duration at the end of the reporting period was 2.67 years. Duration management and the positioning of the bond maturities held along the short-intermediate portion of the municipal yield curve continued to be a significant component of the Fund’s investment strategy. The Fund’s average duration (2.35 years) was generally long relative to the average duration (1.9 years) of the SPMBSI during the reporting period. Tax-exempt municipal bond yields decreased meaningfully over the reporting period. Yields decreased more for bonds with shorter maturities as compared to longer maturity bonds as the yield curve steepened and became more upward
Annual Shareholder Report

sloping during the reporting period. The Fund’s long duration position generally resulted in a positive impact on Fund performance over the reporting period.
Over the reporting period, about 12% of the Fund’s portfolio was held in low-duration floating-rate notes (FRNs). These FRNs generated solid distributable coupon income over the period and generally low price volatility. However, as the Fed aggressively cut the interest rates to the zero bound in March, coupons for these instruments, which are based off of the 7-day base SIFMA municipal index or 1-month “London Inter-Bank Offered Rate (LIBOR)” plus a spread, fell in the last two months of the reporting period. As a result, prices for these FRNs slightly declined over the period as yields for fixed-coupon instruments moved sharply lower. The Fund’s allocation to FRNs, which are not included in the SPMBSI, detracted from Fund performance.
SECTOR ALLOCATION
During the reporting period, the Fund’s sector allocations had a negative impact on Fund performance relative to the SPMBSI. The Fund’s overweight exposure relative to the SPMBSI in the health care sectors of hospitals and life care as well as industrial development bonds generated negative excess returns due to underperformance within the Fund and the index. The Fund generated positive excess returns from its allocations and security selection in the dedicated tax-related debt, water and sewer and public power sectors relative to the SPMBSI. The Fund’s underweight in the outperforming pre-refunded sector (bonds for which the principal and interest payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account) and state and local general obligation sectors also detracted from performance as these sectors experienced more demand during the sharp sell-off in March for defensive high-quality sectors and issuers perceived to be less affected by the economic shutdown.
CREDIT QUALITY
During the reporting period, investor appetite for lower credit quality debt waned as economic realities adjusted to the impact of the coronavirus on employment and GDP. This resulted in underperformance of bonds rated “A,” “BBB” and below investment-grade (or unrated bonds of comparable quality) relative to bonds rated in the higher rating categories (or unrated bonds of comparable quality) of the SPMBSI.8 The Fund’s overweight position, relative to the SPMBSI, in “A” and “BBB” debt added negative excess return as these securities experienced spread widening (increasing yields due to declining prices) versus higher-quality debt over the reporting period. Conversely, the Fund’s underweight position, relative to the SPMBSI, in “AAA and AA” (or unrated bonds of comparable quality) debt during the reporting period detracted from performance as bonds in these rating categories outperformed within the SPMBSI.
Annual Shareholder Report

1	Income may be subject to state and local taxes. The investment adviser normally will invest the Fund’s assets entirely in securities whose interest is not subject to the AMT for individuals, such that, normally, distributions of annual interest income are exempt from the AMT (in addition to the federal regular income tax). However, in certain circumstances (such as, for example, when there is a lack of supply of non-AMT securities or there are advantageous market conditions), to pursue the Fund’s investment objective, the Fund’s adviser may invest the Fund’s assets in securities that may be subject to the AMT. In such circumstances, interest from the Fund’s investments may be subject to the AMT.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the SPMBSI.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the LSMDF.
4	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
5	Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management’s Discussion of Fund Performance, duration is determined using a third-party analytical system.
6	Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
7	The amount of public information available about municipal securities is generally less than that for corporate bonds. Special factors, such as legislative changes and local and business developments, may adversely affect the yield or value of municipal securities.
8	Investment-grade securities are securities that are rated at least “BBB” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB” or unrated securities of a comparable quality. Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical rating organization or rating agency; or (b) unrated securities that the Fund’s investment adviser (“Adviser”) believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard and Poor’s, Moody’s Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; and credit ratings of “BBB” are considered to be medium/good credit quality and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. Any credit quality breakdown does not give effect to the impact of any credit derivative investments made by the Fund. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Short-Intermediate Municipal Fund (the “Fund”) from June 30, 2010 to June 30, 2020, compared to the S&P Municipal Bond Short Index (SPMBSI),2 the S&P Municipal Bond 1-5 Years Investment Grade Max 5% Pre-Refunded Index (SPMB5I)3 and the Lipper Short Municipal Debt Funds Average (LSMDF).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of June 30, 2020
■	Total returns shown for Class A include the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900)
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Returns table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 6/30/2020
(returns reflect all applicable sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-0.16%	0.77%	1.15%
Institutional Shares	1.07%	1.42%	1.73%
Service Shares	0.93%	1.19%	1.50%
SPMBSI	2.66%	1.72%	1.55%
SPMB5I	3.05%	2.01%	1.97%
LSMDF	1.68%	1.29%	1.17%

Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The Fund’s performance assumes the reinvestment of all dividends and distributions. The SPMBSI, SPMB5I and LSMDF have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.
2	The SPMBSI consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 6 months and a maximum maturity of 4 years. The SPMBSI is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund’s performance. The SPMBSI is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The SPMB5I represents the portion of the S&P Municipal Bond Investment Grade Index composed solely of investment-grade bonds (those with ratings higher than “BBB-“/”Baa3”) with remaining maturities of between one and five years, 5% of which are pre-refunded. The SPMB5I is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund’s performance. The SPMB5I is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	The LSMDF represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund’s performance.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At June 30, 2020, the Fund’s sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Hospital	13.9%
Industrial Development/Pollution Control	11.1%
Prepaid Gas Utility	9.3%
General Obligation-Local	9.1%
Electric and Gas	8.9%
Toll Road	7.4%
Public Power	6.3%
Senior Care	5.5%
Water and Sewer	5.0%
Airport	3.3%
Other[2]	20.8%
Other Assets and Liabilities—Net[3]	(0.6)%
TOTAL	100.0%
1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund’s Adviser. For securities that have been enhanced by a third-party, including bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund’s Adviser.
2	For purposes of this table, sector classifications constitute 79.8% of the Fund’s total net assets. Remaining sectors have been aggregated under the designation “Other.”
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
June 30, 2020
Principal Amount		Value
	MUNICIPAL BONDS—92.5%
	Alabama—2.6%
$6,500,000	Black Belt Energy Gas District, AL, Gas Prepay Revenue Bonds Project No. 4 (Series 2019A-1) TOBs, (Morgan Stanley GTD), 4.000%, Mandatory Tender 12/1/2025	$7,392,515
1,000,000	Black Belt Energy Gas District, AL, Gas Prepay Revenue Bonds Project No. 5 (Series 2020A-1) TOBs, (Morgan Stanley GTD), 4.000%, Mandatory Tender 10/1/2026	1,153,080
8,000,000	Lower Alabama Gas District, Gas Project Revenue Bonds Project No.2 (Series 2020A) TOBs, (Goldman Sachs Group, Inc. GTD), 4.000%, Mandatory Tender 12/1/2025	9,102,880
2,500,000	Mobile, AL IDB (Alabama Power Co.), PCR Bonds (Series 2007A) TOBs, 1.000%, Mandatory Tender 6/26/2025	2,500,000
450,000	Prattville, AL IDB (International Paper Co.), Environmental Improvement Revenue Refunding Bonds (Series 2019B) TOBs, 2.000%, Mandatory Tender 10/1/2024	464,859
425,000	Prattville, AL IDB (International Paper Co.), Recovery Zone Facility Revenue Refunding Bonds (Series 2019C) TOBs, 2.000%, Mandatory Tender 10/1/2024	439,033
	TOTAL	21,052,367
	Alaska—1.5%
8,000,000	Alaska Industrial Development and Export Authority (Yukon-Kuskokwim Health Corp.), Loan Anticipation Revenue Notes (Series 2017), 3.500%, 12/1/2020	8,015,440
1,250,000	Alaska International Airports System, Revenue Refunding Bonds (Series 2016A), 5.000%, 10/1/2024	1,453,350
1,010,000	Alaska State Housing Finance Corp., Revenue Bonds (Series 2013A), 5.000%, 12/1/2022	1,091,780
1,550,000	Anchorage, AK Electric Utility System, Senior Lien Revenue Refunding Bonds (Series 2014A), 5.000%, 12/1/2022	1,714,377
	TOTAL	12,274,947
	Arizona—1.4%
3,330,000	Chandler, AZ IDA (Intel Corp.), Industrial Development Revenue Bonds (Series 2019) TOBs, 4.918%, Mandatory Tender 6/3/2024	3,834,994
1,750,000	Phoenix, AZ Civic Improvement Corp.—Airport System, Junior Lien Airport Revenue Bonds (Series 2019B), 5.000%, 7/1/2023	1,956,535
1,000,000	Phoenix, AZ Civic Improvement Corp.—Airport System, Junior Lien Airport Revenue Bonds (Series 2019B), 5.000%, 7/1/2024	1,152,220
1,500,000	Phoenix, AZ Civic Improvement Corp.—Airport System, Junior Lien Airport Revenue Bonds (Series 2019B), 5.000%, 7/1/2025	1,774,620
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Principal Amount			Value
		MUNICIPAL BONDS—continued
		Arizona—continued
$3,000,000		Tempe, AZ IDA (Mirabella at ASU), Revenue Bonds (Series 2017B), (Original Issue Yield: 4.750%), 4.700%, 10/1/2024	$2,984,970
		TOTAL	11,703,339
		California—5.0%
5,000,000	[1]	Bay Area Toll Authority, CA, San Francisco Bay Area Toll Bridge Revenue Bonds (SIFMA Index Rate Bonds Series 2007B-1) FRNs, 1.230% (SIFMA 7-day +1.100%), Mandatory Tender 4/1/2024	4,989,250
10,000,000	[1]	Bay Area Toll Authority, CA, San Francisco Bay Area Toll Bridge Revenue Bonds (SIFMA Index Rate Bonds Series 2007G-1) FRNs, 1.230% (SIFMA 7-day +1.100%), Mandatory Tender 4/1/2024	9,978,500
2,045,000		California Health Facilities Financing Authority (Kaiser Permanente), Revenue Bonds (Series 2017C) TOBs, 5.000%, Mandatory Tender 11/1/2022	2,250,584
1,000,000		California Municipal Finance Authority (Community Medical Centers), Revenue Refunding Bonds (Series 2017A), 5.000%, 2/1/2022	1,061,580
2,000,000		California Municipal Finance Authority (Community Medical Centers), Revenue Refunding Bonds (Series 2017A), 5.000%, 2/1/2023	2,197,540
2,000,000		California Municipal Finance Authority (Community Medical Centers), Revenue Refunding Bonds (Series 2017A), 5.000%, 2/1/2024	2,267,640
1,500,000	[2]	California Municipal Finance Authority (Waste Management, Inc.), Solid Waste Disposal Revenue Bonds (Series 2009A) TOBs, 1.300%, Mandatory Tender 2/3/2025	1,506,675
3,750,000		California State, UT GO Various Purpose Bonds, 5.000%, 3/1/2029	5,035,500
2,500,000		California State, UT GO Various Purpose Bonds, 5.000%, 3/1/2030	3,427,925
2,860,000		Los Angeles Department of Water & Power (Los Angeles, CA Department of Water & Power (Electric/Power System)), Power System Revenue Bonds (Series 2020A), 5.000%, 7/1/2029	3,911,622
2,000,000		Southern California Public Power Authority (Power Projects), Windy Point/Windy Flats Project Revenue Refunding Bonds (Series 2020-1) Green Bonds, 5.000%, 4/1/2024	2,323,320
2,000,000		Western Placer, CA Unified School District, Community Facilities District No.2 2020 Bond Anticipation Notes, 2.000%, 6/1/2025	2,040,760
		TOTAL	40,990,896
		Colorado—1.6%
350,000		Colorado Health Facilities Authority (Christian Living Communities), Revenue Refunding Bonds (Series 2016), 4.000%, 1/1/2021	349,913
400,000		Colorado Health Facilities Authority (Christian Living Communities), Revenue Refunding Bonds (Series 2016), 4.000%, 1/1/2022	399,196
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Principal Amount			Value
		MUNICIPAL BONDS—continued
		Colorado—continued
$640,000		Colorado Health Facilities Authority (Christian Living Communities), Revenue Refunding Bonds (Series 2016), 5.000%, 1/1/2023	$651,565
750,000		Colorado Health Facilities Authority (Christian Living Communities), Revenue Refunding Bonds (Series 2016), 5.000%, 1/1/2024	767,122
600,000		Colorado Health Facilities Authority (Christian Living Communities), Revenue Refunding Bonds (Series 2016), 5.000%, 1/1/2025	615,774
1,000,000		Colorado Health Facilities Authority (Covenant Retirement Communities, Inc.), Revenue Refunding Bonds (Series 2015A), 5.000%, 12/1/2020	1,010,160
750,000		Colorado Health Facilities Authority (Covenant Retirement Communities, Inc.), Revenue Refunding Bonds (Series 2015A), 5.000%, 12/1/2021	775,237
250,000		Colorado Health Facilities Authority (Covenant Retirement Communities, Inc.), Revenue Refunding Bonds (Series 2015A), 5.000%, 12/1/2022	263,945
3,000,000		Denver, CO City & County Department of Aviation, Airport System Revenue Refunding Bonds (Series 2019D) TOBs, 5.000%, Mandatory Tender 11/15/2022	3,290,790
450,000		E-470 Public Highway Authority, CO, Senior Revenue Bonds (Series 2020A), 5.000%, 9/1/2024	529,407
280,000		E-470 Public Highway Authority, CO, Senior Revenue Bonds (Series 2020A), 5.000%, 9/1/2025	338,674
1,480,000		E-470 Public Highway Authority, CO, Senior Revenue Bonds (Series 2020A), 5.000%, 9/1/2026	1,836,769
2,000,000		E-470 Public Highway Authority, CO, Senior Revenue Bonds (Series 2020A), 5.000%, 9/1/2027	2,537,800
		TOTAL	13,366,352
		Connecticut—1.7%
1,000,000		Connecticut State Special Transportation Fund, Special Tax Obligation Bonds Transportation Infrastructure Purposes (Series 2020A), 5.000%, 5/1/2028	1,272,930
2,600,000		Connecticut State Special Transportation Fund, Special Tax Obligation Bonds Transportation Infrastructure Purposes (Series 2020A), 5.000%, 5/1/2029	3,361,774
1,000,000		Connecticut State Special Transportation Fund, Special Tax Obligation Bonds Transportation Infrastructure Purposes (Series 2020A), 5.000%, 5/1/2030	1,315,460
1,500,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2013A) FRNs, 1.030% (SIFMA 7-day +0.900%), 3/1/2023	1,500,675
2,255,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2013A) FRNs, 1.080% (SIFMA 7-day +0.950%), 3/1/2024	2,252,948
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Connecticut—continued
$4,000,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2013A) FRNs, 1.120% (SIFMA 7-day +0.990%), 3/1/2025	$3,994,560
		TOTAL	13,698,347
		Delaware—0.2%
2,000,000		Delaware Economic Development Authority (Delmarva Power and Light Co.), Gas Facilities Revenue Refunding Bonds (Series 2020A) TOBs, 1.050%, Mandatory Tender 7/1/2025	2,009,220
		Florida—1.7%
575,000		Broward County, FL Port Facilities, Revenue Refunding Bonds (Series 2011A), (Assured Guaranty Municipal Corp. INS), 5.000%, 9/1/2024	598,719
1,500,000		Citizens Property Insurance Corp. FL, Revenue Bonds (Series 2015A1), 5.000%, 6/1/2022	1,587,945
1,500,000		Citizens Property Insurance Corp. FL, Senior Secured Revenue Bonds (Series 2012 A-1), 5.000%, 6/1/2021	1,558,785
1,195,000		Halifax Hospital Medical Center, FL, Revenue Refunding Bonds, 5.000%, 6/1/2021	1,237,924
1,000,000		Halifax Hospital Medical Center, FL, Revenue Refunding Bonds, 5.000%, 6/1/2022	1,074,050
1,245,000		Hillsborough County, FL IDA (Tampa General Hospital), Hospital Revenue Refunding Bonds (Series 2012A), 5.000%, 10/1/2021	1,305,594
1,300,000		Hillsborough County, FL IDA (Tampa General Hospital), Hospital Revenue Refunding Bonds (Series 2012A), 5.000%, 10/1/2022	1,412,424
3,265,000		Palm Beach County, FL Health Facilities Authority (ACTS Retirement Life Communities, Inc.), Retirement Communities Revenue Bonds (Series 2016), 5.000%, 11/15/2021	3,410,619
1,345,000		Volusia County, FL Education Facility Authority (Stetson University, Inc.), Revenue Refunding Bonds (Series 2015), 5.000%, 6/1/2024	1,514,524
		TOTAL	13,700,584
		Georgia—4.4%
1,000,000		Atlanta, GA (Atlantic Station Project), Tax Allocation Refunding Bonds (Series 2017), 5.000%, 12/1/2022	1,097,430
1,000,000		Atlanta, GA (Atlantic Station Project), Tax Allocation Refunding Bonds (Series 2017), 5.000%, 12/1/2023	1,134,330
800,000		Atlanta, GA (Atlantic Station Project), Tax Allocation Refunding Bonds (Series 2017), 5.000%, 12/1/2024	934,920
3,000,000		Burke County, GA Development Authority (Georgia Power Co.), Vogtle Project Pollution Control Revenue Bonds (Fifth Series 1995) TOBs, 2.050%, Mandatory Tender 11/19/2021	3,035,220
7,000,000	[1]	Main Street Natural Gas, Inc., GA, Gas Supply Revenue Bonds (Series 2018B) FRNs, (Royal Bank of Canada GTD), 0.866% (1-month USLIBOR x 0.67 +0.750%), Mandatory Tender 9/1/2023	6,940,220
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Georgia—continued
$5,000,000	Main Street Natural Gas, Inc., GA, Gas Supply Revenue Bonds (Series 2018C) TOBs, (Royal Bank of Canada GTD), 4.000%, Mandatory Tender 12/1/2023	$5,471,700
5,300,000	Main Street Natural Gas, Inc., GA, Gas Supply Revenue Bonds (Series 2019B) TOBs, (Toronto Dominion Bank GTD), 4.000%, Mandatory Tender 12/2/2024	5,980,997
5,500,000	Monroe County, GA Development Authority Pollution Control (Georgia Power Co.), Scherer Plant Pollution Control Revenue Bonds (First Series 1995), 2.250%, 7/1/2025	5,631,285
3,500,000	Private Colleges & Universities Facilities of GA (Emory University), Revenue Bonds (Series 2020B), 5.000%, 9/1/2030	4,805,885
850,000	Savannah, GA EDA (International Paper Co.), Recovery Zone Facility Revenue Refunding Bonds (Series 2019A) TOBs, 2.000%, Mandatory Tender 10/1/2024	878,067
	TOTAL	35,910,054
	Illinois—5.3%
1,000,000	Chicago, IL Midway Airport, Second Lien Revenue & Refunding Bonds (Series 2014B), 5.000%, 1/1/2022	1,059,760
1,500,000	Chicago, IL Midway Airport, Second Lien Revenue Refunding Bonds (Series 2013C), 5.000%, 1/1/2022	1,589,640
2,000,000	Chicago, IL O’Hare International Airport, General Airport Senior Lien Revenue Refunding Bonds (Series 2015B), 5.000%, 1/1/2021	2,041,900
1,000,000	Chicago, IL O’Hare International Airport, Revenue Refunding Bonds (Series 2015B), 5.000%, 1/1/2023	1,097,280
1,135,000	Chicago, IL Water Revenue, Second Lien Water Revenue Bonds (Series 2016A-1), 5.000%, 11/1/2023	1,260,758
1,000,000	Chicago, IL Water Revenue, Second Lien Water Revenue Refunding Bonds (Series 2004), 5.000%, 11/1/2020	1,011,570
1,000,000	Chicago, IL Water Revenue, Second Lien Water Revenue Refunding Bonds (Series 2004), 5.000%, 11/1/2021	1,045,780
5,000,000	Chicago, IL Water Revenue, Second Lien Water Revenue Refunding Bonds (Series 2004), 5.000%, 11/1/2022	5,397,250
2,645,000	Chicago, IL Water Revenue, Second Lien Water Revenue Refunding Bonds (Series 2004), 5.000%, 11/1/2023	2,938,066
1,780,000	Illinois Finance Authority (Admiral at the Lake), Revenue Refunding Bonds (Series 2017), 5.000%, 5/15/2022	1,774,251
1,845,000	Illinois Finance Authority (Admiral at the Lake), Revenue Refunding Bonds (Series 2017), 5.000%, 5/15/2023	1,833,229
1,200,000	Illinois Finance Authority (Presbyterian Homes Obligated Group), Revenue Bonds (Series 2016A), 5.000%, 11/1/2021	1,243,944
1,500,000	Illinois Finance Authority (Presbyterian Homes Obligated Group), Revenue Bonds (Series 2016A), 5.000%, 11/1/2022	1,592,040
1,800,000	Illinois Finance Authority (Presbyterian Homes Obligated Group), Revenue Bonds (Series 2016A), 5.000%, 11/1/2023	1,950,696
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Illinois—continued
$3,000,000	[1]	Illinois Finance Authority (Presbyterian Homes Obligated Group), Revenue Bonds (Series 2016B) FRNs, 1.471% (1-month USLIBOR x 0.70 +1.350%), Mandatory Tender 5/1/2021	$3,001,350
3,000,000		Illinois Housing Development Authority (Century Woods), Multifamily Housing Revenue Bonds (Series 2019) TOBs, (GNMA COL), 1.868%, Mandatory Tender 10/1/2021	3,044,130
1,750,000		Illinois State, UT GO Bonds (Series 2020B), 5.500%, 5/1/2024	1,897,000
1,500,000		Illinois State, UT GO Refunding Bonds (Series 2018A), 5.000%, 10/1/2021	1,541,790
2,000,000		Illinois State, UT GO Refunding Bonds (Series 2018A), 5.000%, 10/1/2022	2,089,780
1,000,000		Illinois State, UT GO Refunding Bonds (Series 2018A), 5.000%, 10/1/2023	1,059,330
2,300,000		Illinois State, UT GO Refunding Bonds (Series 2018A), 5.000%, 10/1/2028	2,522,065
1,925,000		Railsplitter Tobacco Settlement Authority, IL, Tobacco Settlement Revenue Bonds (Series 2017), 5.000%, 6/1/2026	2,284,705
		TOTAL	43,276,314
		Indiana—2.0%
725,000		Ball State University, IN, Revenue Refunding Bonds (Series 2016), 5.000%, 7/1/2021	758,901
500,000		Ball State University, IN, Revenue Refunding Bonds (Series 2016), 5.000%, 7/1/2022	543,715
1,000,000		Indiana Municipal Power Agency, Revenue Refunding Bonds (Series 2016C), 5.000%, 1/1/2024	1,154,850
7,000,000		Indiana State EDA (Republic Services, Inc.), (Series A) TOBs, 0.650%, Mandatory Tender 9/1/2020	6,999,160
2,000,000		Indiana State Finance Authority Hospital Revenue (Beacon Health System Obligated Group), Hospital Revenue Bonds (Series 2013A), 5.000%, 8/15/2020	2,010,680
1,000,000		Indiana State Finance Authority Hospital Revenue (Beacon Health System Obligated Group), Hospital Revenue Bonds (Series 2013A), 5.000%, 8/15/2021	1,049,590
4,000,000		Rockport, IN PCR (Indiana Michigan Power Co.), Revenue Refunding Bonds (Series 2008D) TOBs, 2.050%, Mandatory Tender 6/1/2021	4,038,000
		TOTAL	16,554,896
		Iowa—0.1%
1,040,000		Ames, IA Hospital Revenue (Mary Greeley Medical Center), Revenue Refunding Bonds (Series 2016), 5.000%, 6/15/2023	1,157,770
		Kansas—0.5%
2,000,000		Holton, KS (Holton Community Hospital), Hospital Loan Anticipation Revenue Bonds (Series 2019), 2.500%, 7/1/2021	2,011,560
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Kansas—continued
$1,000,000	Wyandotte County, KS Unified Government Utility System, Improvement & Refunding Revenue Bonds (Series 2014-A), 5.000%, 9/1/2021	$1,053,240
1,000,000	Wyandotte County, KS Unified Government Utility System, Revenue Bonds (Series 2016A), 5.000%, 9/1/2024	1,178,710
	TOTAL	4,243,510
	Kentucky—4.3%
2,640,000	Kentucky Bond Development Corp. (St. Elizabeth Medical Center), Hospital Facilities Revenue Refunding Bonds (Series 2016), 5.000%, 5/1/2024	3,045,187
5,000,000	Kentucky Economic Development Finance Authority (Catholic Health Initiatives), Revenue Bonds (Series 2009B) TOBs, 2.700%, Mandatory Tender 11/10/2021	5,114,800
3,000,000	Louisville & Jefferson County, KY Metropolitan Government (Louisville Gas & Electric Co.), Pollution Control Revenue Bonds (Series 2005A) TOBs, 1.750%, Mandatory Tender 7/1/2026	3,078,030
4,000,000	Louisville & Jefferson County, KY Metropolitan Government (Louisville Gas & Electric Co.), Revenue Refunding Bonds Series 2013A (Remarketing 4/1/19) TOBs, 1.850%, Mandatory Tender 4/1/2021	4,029,720
5,000,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds (Series 2018A) TOBs, (Morgan Stanley GTD), 4.000%, Mandatory Tender 4/1/2024	5,490,400
4,000,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds (Series 2018B) TOBs, (BP PLC GTD), 3.956%, Mandatory Tender 1/1/2025	4,405,760
9,000,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds (Series 2020A) TOBs, (BP PLC GTD), 4.000%, Mandatory Tender 6/1/2026	10,161,900
	TOTAL	35,325,797
	Louisiana—1.3%
6,000,000	Louisiana State Offshore Terminal Authority (Loop LLC), Deepwater Port Revenue Bonds (Series 2010B-1A) TOBs, 2.000%, Mandatory Tender 10/1/2022	5,935,620
790,000	New Orleans, LA Aviation Board, Revenue Bonds (Series 2015A), 5.000%, 1/1/2024	898,175
3,765,000	St. Charles Parish, LA Gulf Opportunity Zone (Valero Energy Corp.), Revenue Bonds (Series 2010) TOBs, 4.000%, Mandatory Tender 6/1/2022	3,924,297
	TOTAL	10,758,092
	Maryland—0.2%
850,000	Rockville, MD Mayor & City Council Econ Dev Revenue (Ingleside at King Farm), Paydown Securities TEMPS-70 (Series 2017C-2), 3.000%, 11/1/2025	789,370
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Maryland—continued
$1,000,000		Rockville, MD Mayor & City Council Econ Dev Revenue (Ingleside at King Farm), Paydown Securities TEMPS-85 (Series 2017C-1), 3.500%, 11/1/2026	$938,560
		TOTAL	1,727,930
		Massachusetts—1.4%
2,000,000		Massachusetts Development Finance Agency (Harvard University), Revenue Refunding Bonds (Series 2020A), 5.000%, 10/15/2029	2,753,100
1,000,000		Massachusetts Development Finance Agency (Harvard University), Revenue Refunding Bonds (Series 2020A), 5.000%, 10/15/2030	1,405,720
6,000,000		Massachusetts State Development Finance Agency (Boston University), Revenue Bonds (Series 2019 DD-1) TOBs, 5.000%, Mandatory Tender 4/1/2024	6,832,140
365,000		Massachusetts State Housing Finance Agency Housing Revenue, SFM Revenue Bonds (Series 172), 4.000%, 6/1/2045	383,889
		TOTAL	11,374,849
		Michigan—2.0%
5,000,000		Michigan State Finance Authority Revenue (Great Lakes, MI Water Authority Water Supply System), Senior Lien Revenue Bonds (Series 2014 D-1), (Assured Guaranty Municipal Corp. INS), 5.000%, 7/1/2022	5,458,850
2,500,000		Michigan State Finance Authority Revenue (Great Lakes, MI Water Authority Water Supply System), Senior Lien Revenue Bonds (Series D-1), (Assured Guaranty Municipal Corp. INS), 5.000%, 7/1/2021	2,614,850
1,200,000		Michigan State Finance Authority Revenue (Public Lighting Authority ), Local Government Loan Program Revenue Bonds (Series 2014B), 5.000%, 7/1/2020	1,200,000
1,205,000		Michigan State Trunk Line, State Trunk Line Fund Refunding Bonds (Series 2020A), 5.000%, 11/15/2023	1,380,063
1,000,000		Michigan State Trunk Line, State Trunk Line Fund Refunding Bonds (Series 2020A), 5.000%, 11/15/2024	1,183,620
3,500,000		Michigan Strategic Fund (Detroit Edison Co.), Variable Rate Limited Obligation Revenue Refunding Bonds (Series 2008ET-2) TOBs, 1.450%, Mandatory Tender 9/1/2021	3,516,135
1,170,000		Michigan Strategic Fund (Michigan State), LT Obligation Revenue Bonds (Series 2011), 5.000%, 10/15/2020	1,184,063
		TOTAL	16,537,581
		Minnesota—0.4%
3,000,000	[1]	Minnesota State HFA, Residential Housing Finance Bonds (Series 2018D) FRNs, 0.560% (SIFMA 7-day +0.430%), Mandatory Tender 7/3/2023	2,991,000
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Mississippi—0.6%
$1,250,000		Mississippi Business Finance Corp. (Waste Management, Inc.), Solid Waste Disposal Revenue Bonds (Series 2002) TOBs, 2.200%, Mandatory Tender 6/3/2024	$1,281,737
4,000,000		Warren County, MS Gulf Opportunity Zone (International Paper Co.), Revenue Refunding Bonds (Series 2020A) TOBs, 1.375%, Mandatory Tender 6/16/2025	4,021,920
		TOTAL	5,303,657
		Missouri—1.0%
1,570,000		Cape Girardeau County, MO IDA (St. Francis Medical Center, MO), Revenue Bonds (Series 2013A), 5.000%, 6/1/2022	1,689,367
565,000		Missouri State HEFA (Lutheran Senior Services), Senior Living Facilities Revenue Bonds (Series 2014A), 5.000%, 2/1/2021	570,949
500,000		Missouri State HEFA (Lutheran Senior Services), Senior Living Facilities Revenue Bonds (Series 2016A), 5.000%, 2/1/2023	520,975
800,000		Missouri State HEFA (Lutheran Senior Services), Senior Living Facilities Revenue Bonds (Series 2016B), 5.000%, 2/1/2021	808,424
650,000		Missouri State HEFA (Lutheran Senior Services), Senior Living Facilities Revenue Bonds (Series 2016B), 5.000%, 2/1/2022	667,570
1,200,000		Missouri State HEFA (Lutheran Senior Services), Senior Living Facilities Revenue Bonds (Series 2016B), 5.000%, 2/1/2023	1,250,340
750,000		Missouri State HEFA (Lutheran Senior Services), Senior Living Facilities Revenue Bonds (Series 2016B), 5.000%, 2/1/2024	791,925
850,000		Missouri State HEFA (Lutheran Senior Services), Senior Living Facilities Revenue Bonds (Series 2016B), 5.000%, 2/1/2025	906,840
750,000		Missouri State HEFA (Lutheran Senior Services), Senior Living Facilities Revenue Bonds (Series 2016B), 5.000%, 2/1/2026	806,565
		TOTAL	8,012,955
		Montana—0.6%
4,860,000	[1]	Montana Facility Finance Authority (Billings Clinic Obligated Group), Variable Rate Revenue Bonds (Series 2018C) FRNs, 0.680% (SIFMA 7-day +0.550%), Mandatory Tender 8/15/2023	4,845,469
		Nevada—2.4%
6,665,000		Clark County, NV Airport System, Airport System Subordinate Lien Revenue Refunding Bonds (Series 2019A), 5.000%, 7/1/2026	8,105,306
3,000,000		Clark County, NV School District, LT GO Building Bonds (Series 2020A), (Assured Guaranty Municipal Corp. INS), 5.000%, 6/15/2028	3,829,380
875,000		Clark County, NV School District, LT GO Building Bonds (Series 2020A), (Assured Guaranty Municipal Corp. INS), 5.000%, 6/15/2030	1,159,900
6,500,000		Washoe County, NV Gas & Water Facilities Revenue (Sierra Pacific Power Co.), Refunding Revenue Bonds (Series 2016B) TOBs, 3.000%, Mandatory Tender 6/1/2022	6,726,915
		TOTAL	19,821,501
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		New Hampshire—0.5%
$4,000,000		National Finance Authority, NH (Waste Management, Inc.), Solid Waste Disposal Refunding Revenue Bonds (Series 2019A-2) TOBs, 2.150%, Mandatory Tender 7/1/2024	$4,090,000
		New Jersey—4.5%
2,000,000		Kearny, NJ Board of Education GANs, 2.350%, 7/9/2020	2,000,760
5,000,000		New Jersey EDA (New Jersey State), School Facilities Construction Refunding Bonds (Series 2015 XX), 5.000%, 6/15/2022	5,258,250
10,000,000	[1]	New Jersey EDA (New Jersey State), School Facilities Construction Refunding SIFMA Index Bonds (Series 2013 I) FRNs, 1.380% (SIFMA 7-day +1.250%), 9/1/2025	9,644,400
1,000,000		New Jersey EDA (New Jersey-American Water Co., Inc.), Water Facilities Refunding Revenue Bonds (Series 2020A), 1.000%, 6/1/2023	998,560
2,000,000		New Jersey EDA (New Jersey-American Water Co., Inc.), Water Facilities Refunding Revenue Bonds (Series 2020C), 1.150%, 6/1/2023	1,997,120
1,000,000		New Jersey Turnpike Authority, Revenue Bonds (Series 2017A), 5.000%, 1/1/2027	1,236,170
5,000,000	[1]	New Jersey Turnpike Authority, Turnpike Revenue Bonds (Series 2017D-3) FRNs, 0.721% (1-month USLIBOR x 0.70 +0.600%), 1/1/2023	4,958,550
5,000,000	[1]	New Jersey Turnpike Authority, Turnpike Revenue Bonds (Series 2017D-4) FRNs, 0.821% (1-month USLIBOR x 0.70 +0.700%), 1/1/2024	4,937,050
1,000,000		Tobacco Settlement Financing Corp., NJ, Tobacco Settlement Asset-Backed Refunding Bonds (Series 2018A), 5.000%, 6/1/2022	1,078,140
2,500,000		Tobacco Settlement Financing Corp., NJ, Tobacco Settlement Asset-Backed Refunding Bonds (Series 2018A), 5.000%, 6/1/2023	2,790,275
2,000,000		Tobacco Settlement Financing Corp., NJ, Tobacco Settlement Asset-Backed Refunding Bonds (Series 2018A), 5.000%, 6/1/2024	2,304,080
		TOTAL	37,203,355
		New Mexico—0.7%
3,500,000		Farmington, NM (Public Service Co., NM), Pollution Control Revenue Refunding Bonds (Series 2010B) TOBs, 2.125%, Mandatory Tender 6/1/2022	3,500,840
2,200,000		New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Refunding and Acquisition Bonds (Series 2019A) TOBs, (Royal Bank of Canada GTD), 5.000%, Mandatory Tender 5/1/2025	2,586,870
		TOTAL	6,087,710
		New York—2.7%
5,500,000		Chautauqua County, NY Capital Resource Corporation (NRG Energy, Inc.), Exempt Facilities Revenue Refunding Bonds (Series 2020) TOBs, 1.278%, Mandatory Tender 4/3/2023	5,395,280
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		New York—continued
$4,000,000		Long Island Power Authority, NY, Electric System General Revenue Bonds (Series 2019B) TOBs, 1.614%, Mandatory Tender 9/1/2024	$3,986,640
3,000,000	[1]	Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Transportation Revenue Variable Rate Refunding Bonds (Series 2002D-A2) FRNs, (Assured Guaranty Municipal Corp. INS), 0.799% (1-month USLIBOR x 0.69 +0.680%), Mandatory Tender 4/6/2021	2,967,180
5,000,000	[1]	Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Transportation Revenue Variable Rate Refunding Bonds (Series 2011B) FRNs, 0.666% (1-month USLIBOR x 0.67 +0.550%), Mandatory Tender 11/1/2022	4,714,150
3,000,000		New York City Housing Development Corp., Sustainable Neighborhood Bonds (Series 2019B-2) TOBs, 2.100%, Mandatory Tender 7/3/2023	3,058,530
2,500,000		New York State HFA, Affordable Housing Revenue Bonds (Series 2019F Group 3) TOBs, (New York State Mortgage Agency GTD), 1.875%, Mandatory Tender 11/1/2021	2,501,625
		TOTAL	22,623,405
		North Carolina—1.7%
825,000		Columbus County, NC Industrial Facilities & Pollution Control Financing Authority (International Paper Co.), Environmental Improvement Revenue Refunding Bonds (Series 2019A) TOBs, 2.000%, Mandatory Tender 10/1/2024	852,241
1,100,000		North Carolina HFA, Revenue Bonds (Series 2017 38-B), 4.000%, 7/1/2047	1,188,770
1,875,000		North Carolina State Grant Anticipation Revenue, Grant Anticipation Revenue Vehicle Bonds (Series 2019), 5.000%, 3/1/2025	2,252,794
1,600,000		North Carolina State Grant Anticipation Revenue, Grant Anticipation Revenue Vehicle Bonds (Series 2019), 5.000%, 3/1/2026	1,976,672
1,750,000		North Carolina State Turnpike Authority, Triangle Expressway System Senior Lien Turnpike Revenue Refunding Bonds (Series 2018), 5.000%, 1/1/2027	2,039,450
1,000,000		North Carolina State Turnpike Authority, Triangle Expressway System Senior Lien Turnpike Revenue Refunding Bonds (Series 2018), 5.000%, 1/1/2028	1,183,160
2,000,000		Wake County, NC, UT GO Refunding Bonds (Series 2020A), 5.000%, 4/1/2027	2,573,420
1,000,000		Wake County, NC, UT GO Refunding Bonds (Series 2020A), 5.000%, 4/1/2028	1,323,190
500,000		Wake County, NC, UT GO Refunding Bonds (Series 2020A), 5.000%, 4/1/2029	678,725
		TOTAL	14,068,422
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	North Dakota—0.3%
$2,200,000	Burleigh Co., ND Health Care Revenue (Missouri Slope North Campus), Healthcare BANs (Series 2020), 3.000%, 11/1/2021	$2,139,830
	Ohio—3.1%
3,500,000	Allen County, OH (Bon Secours Mercy Health), Hospital Facilities Revenue Bonds (Series 2017B) TOBs, 2.150%, Mandatory Tender 5/5/2022	3,754,135
1,350,000	American Municipal Power-Ohio, Inc. (Combined Hydroelectric Projects), Revenue Refunding Bonds (Series 2020A), 5.000%, 2/15/2026	1,652,454
1,600,000	American Municipal Power-Ohio, Inc. (Combined Hydroelectric Projects), Revenue Refunding Bonds (Series 2020A), 5.000%, 2/15/2027	2,003,120
1,750,000	American Municipal Power-Ohio, Inc. (Combined Hydroelectric Projects), Revenue Refunding Bonds (Series 2020A), 5.000%, 2/15/2028	2,238,705
1,500,000	American Municipal Power-Ohio, Inc., Revenue Refunding Bonds (Series 2017A), 5.000%, 2/15/2025	1,793,625
650,000	Cleveland, OH (Cleveland, OH Water), Water Revenue Bonds (Series 2020FF), 5.000%, 1/1/2026	799,838
950,000	Cleveland, OH (Cleveland, OH Water), Water Revenue Bonds (Series 2020FF), 5.000%, 1/1/2027	1,199,413
600,000	Cleveland, OH (Cleveland, OH Water), Water Revenue Bonds (Series 2020FF), 5.000%, 1/1/2028	777,768
1,100,000	Cleveland, OH (Cleveland, OH Water), Water Revenue Bonds (Series 2020FF), 5.000%, 1/1/2029	1,456,466
800,000	Cleveland, OH (Cleveland, OH Water), Water Revenue Bonds (Series 2020FF), 5.000%, 1/1/2030	1,082,000
500,000	Hamilton County, OH Hospital Facilities Authority (UC Health ), Revenue Bonds (Series 2014), 5.000%, 2/1/2023	550,325
3,500,000	Lancaster, OH Port Authority, Gas Supply Revenue Refunding Bonds (Series 2019) TOBs, (Royal Bank of Canada GTD), 4.945%, Mandatory Tender 2/1/2025	4,084,185
790,000	Lorain County, OH, (Series B) BANs, 1.300%, 2/6/2021	791,082
1,500,000	Ohio State Air Quality Development Authority (American Electric Power Co., Inc.), Air Quality Revenue Refunding Bonds (Series 2014A) TOBs, 2.400%, Mandatory Tender 10/1/2029	1,522,650
455,000	Ohio State Hospital Revenue (University Hospitals Health System, Inc.), Hospital Revenue Bonds (Series 2020A), 5.000%, 1/15/2026	540,062
345,000	Ohio State Hospital Revenue (University Hospitals Health System, Inc.), Hospital Revenue Bonds (Series 2020A), 5.000%, 1/15/2027	416,267
1,000,000	Ohio State Hospital Revenue (University Hospitals Health System, Inc.), Hospital Revenue Bonds (Series 2020B) TOBs, 5.000%, Mandatory Tender 1/15/2025	1,170,700
	TOTAL	25,832,795
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Oklahoma—2.2%
$2,285,000	Canadian County Educational Facilities Authority, OK (Mustang Public Schools), Educational Facilities Lease Revenue Bonds (Series 2012), 4.500%, 9/1/2021	$2,393,675
3,500,000	Cleveland County, OK Educational Facilities Authority (Norman Public Schools), Educational Facilities Lease Revenue Bonds (Series 2019), 5.000%, 6/1/2024	4,040,365
3,200,000	Cleveland County, OK Educational Facilities Authority (Norman Public Schools), Educational Facilities Lease Revenue Bonds (Series 2019), 5.000%, 6/1/2025	3,801,248
5,000,000	Oklahoma Development Finance Authority (Gilcrease Developers, LLC), Limited Obligation Revenue Bonds (Series 2020), 1.625%, 7/6/2023	4,963,550
1,850,000	Oklahoma Development Finance Authority (Waste Management, Inc.), Solid Waste Disposal Revenue Bonds (Series 2004A), 2.375%, 12/1/2021	1,890,607
1,000,000	Tulsa County, OK Industrial Authority (Broken Arrow Public Schools), Educational Facilities Lease Revenue Bonds (Series 2016), 5.000%, 9/1/2022	1,095,590
	TOTAL	18,185,035
	Pennsylvania—6.6%
850,000	Allegheny County, PA Sanitation Authority, Sewer Revenue Refunding Bonds (Series 2016), (Assured Guaranty Municipal Corp. INS), 5.000%, 12/1/2025	1,051,204
2,000,000	Berks County, PA Municipal Authority (Tower Health), Revenue Bonds (Series 2020B-1) TOBs, 5.000%, Mandatory Tender 2/1/2025	2,225,380
2,000,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries), Revenue Bonds (Series 2015), 5.000%, 1/1/2021	2,017,920
1,115,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries), Revenue Bonds (Series of 2016), 5.000%, 1/1/2022	1,143,366
1,155,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries), Revenue Bonds (Series of 2016), 5.000%, 1/1/2024	1,217,358
500,000	East Hempfield Township, PA IDA (Willow Valley Retirement Communities), Revenue & Revenue Refunding Bonds (Series 2016), 4.000%, 12/1/2020	504,505
500,000	East Hempfield Township, PA IDA (Willow Valley Retirement Communities), Revenue & Revenue Refunding Bonds (Series 2016), 5.000%, 12/1/2022	536,025
750,000	East Hempfield Township, PA IDA (Willow Valley Retirement Communities), Revenue & Revenue Refunding Bonds (Series 2016), 5.000%, 12/1/2023	824,138
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Pennsylvania—continued
$12,500,000	[1]	Geisinger Authority, PA Health System (Geisinger Health System), Health System Revenue Bonds (Series 2014B) FRNs, 1.193% (1-month USLIBOR x 0.67 +1.070%), Mandatory Tender 6/1/2024	$12,437,750
5,000,000		Lehigh County, PA IDA (PPL Electric Utilities Corp.), Pollution Control Revenue Refunding Bonds (Series 2016A) TOBs, 1.770%, Mandatory Tender 9/1/2022	5,054,550
2,250,000	[1]	Montgomery County, PA Higher Education & Health Authority Hospital (Thomas Jefferson University), Revenue Bonds (Series 2018C) FRNs, 0.850% (SIFMA 7-day +0.720%), Mandatory Tender 9/1/2023	2,249,775
1,000,000	[1]	Northampton County, PA General Purpose Authority (St. Luke’s University Health Network), Variable Rate Hospital Revenue Bonds (Series 2018B) FRNs, 1.161% (1-month USLIBOR x 0.70 +1.040%), Mandatory Tender 8/15/2024	994,460
6,500,000		Pennsylvania Economic Development Financing Authority (Waste Management, Inc.), Solid Waste Disposal Revenue Bonds (Series 2011) TOBs, 2.150%, Mandatory Tender 7/1/2024	6,655,675
2,000,000		Pennsylvania EDFA (Waste Management, Inc.), Solid Waste Disposal Revenue Bonds (Series 2004A), 1.850%, 11/1/2021	2,027,460
2,000,000	[1]	Pennsylvania HFA, SFM Revenue Bonds (Series 2018-127C) FRNs, 0.699% (1-month USLIBOR x 0.70 +0.570%), Mandatory Tender 10/1/2023	1,958,520
1,500,000		Pennsylvania State Higher Education Facilities Authority (University of the Sciences in Philadelphia), Revenue Refunding Bonds (Series 2015A), 5.000%, 11/1/2023	1,569,105
5,000,000	[1]	Pennsylvania State Turnpike Commission, Variable Rate Turnpike Revenue Bonds (SIFMA Index Bonds)(Series 2014B) FRNs, 1.110% (SIFMA 7-day +0.980%), 12/1/2021	4,985,900
1,700,000		Philadelphia, PA Gas Works, 1998 General Ordinance Revenue Refunding Bonds (14th Series 2016), 5.000%, 10/1/2021	1,780,563
1,000,000		Philadelphia, PA, GO Bonds (Series 2019B), 5.000%, 2/1/2025	1,181,450
1,000,000		Philadelphia, PA, GO Bonds (Series 2019B), 5.000%, 2/1/2026	1,213,150
1,250,000		Philadelphia, PA, GO Bonds (Series 2019B), 5.000%, 2/1/2027	1,553,587
1,470,000	[1]	Scranton, PA School District, GO Notes (Series 2014) (LIBOR Floating Rate Tender Notes) FRNs, (Pennsylvania School District Intercept Program GTD), 0.967% (1-month USLIBOR x 0.68 +0.850%), Mandatory Tender 4/1/2021	1,466,942
		TOTAL	54,648,783
		Rhode Island—1.3%
2,250,000		Rhode Island State Health and Educational Building Corp. (Lifespan Obligated Group), Hospital Financing Revenue Refunding Bonds (Series 2016), 5.000%, 5/15/2021	2,320,313
2,250,000		Rhode Island State Health and Educational Building Corp. (Lifespan Obligated Group), Hospital Financing Revenue Refunding Bonds (Series 2016), 5.000%, 5/15/2022	2,400,570
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Rhode Island—continued
$2,000,000	Rhode Island State Health and Educational Building Corp. (Lifespan Obligated Group), Hospital Financing Revenue Refunding Bonds (Series 2016), 5.000%, 5/15/2023	$2,195,940
3,285,000	Rhode Island State Health and Educational Building Corp. (Lifespan Obligated Group), Hospital Financing Revenue Refunding Bonds (Series 2016), 5.000%, 5/15/2024	3,692,307
	TOTAL	10,609,130
	South Carolina—1.0%
1,000,000	Charleston County, SC Special Source, Revenue Bonds (Series 2013), 5.000%, 12/1/2020	1,019,800
7,200,000	Laurens County, SC Water and Sewer Commission, Waterworks Distribution System Bond Anticipation Notes (Series 2020), 1.375%, 2/1/2022	7,256,808
	TOTAL	8,276,608
	South Dakota—0.1%
750,000	Educational Enhancement Funding Corp., SD, Tobacco Settlement Revenue Bonds (Series 2013B), 5.000%, 6/1/2023	839,153
	Tennessee—1.6%
11,300,000	Tennergy Corp., TN Gas Revenue, Gas Supply Revenue Bonds (Series 2019A) TOBs, (Royal Bank of Canada GTD), 4.891%, Mandatory Tender 10/1/2024	13,064,269
370,000	Tennessee Housing Development Agency, Revenue Refunding Bonds (Series 220142C), 4.000%, 1/1/2045	392,000
	TOTAL	13,456,269
	Texas—15.7%
600,000	Austin, TX Airport System, Revenue Bonds (Series 2019B), 5.000%, 11/15/2024	696,954
650,000	Austin, TX Airport System, Revenue Bonds (Series 2019B), 5.000%, 11/15/2025	774,319
1,000,000	Austin, TX Airport System, Revenue Bonds (Series 2019B), 5.000%, 11/15/2026	1,217,990
5,000,000	Central Texas Regional Mobility Authority, Senior Lien Revenue & Refunding Bonds (Series 2015B) TOBs, 5.000%, Mandatory Tender 1/7/2021	5,003,900
1,400,000	Central Texas Regional Mobility Authority, Senior Lien Revenue Refunding Bonds (Series 2013A), 5.000%, 1/1/2021	1,418,648
1,500,000	Dallas, TX Area Rapid Transit, Revenue Refunding Bonds (Series 2016B), 5.000%, 12/1/2022	1,667,130
9,000,000	Denton, TX Independent School District, Variable Rate UT GO School Building Bonds (Series 2014-B) TOBs, (Texas Permanent School Fund Guarantee Program GTD), 2.000%, Mandatory Tender 8/1/2024	9,438,210
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Texas—continued
$6,580,000		Eagle Mountain-Saginaw, TX Independent School District, Variable Rate Unlimited Tax School Building Bonds (Series 2011) TOBs, (Texas Permanent School Fund Guarantee Program GTD), 2.000%, Mandatory Tender 8/1/2024	$6,911,237
3,000,000		Eanes, TX Independent School District, Variable Rate UT School Building Bonds (Series 2019B) TOBs, (Texas Permanent School Fund Guarantee Program GTD), 1.750%, Mandatory Tender 8/1/2025	3,111,090
5,920,000		Fort Bend, TX Independent School District, UT GO Refunding Bonds (Series 2019A) TOBs, (Texas Permanent School Fund Guarantee Program GTD), 1.950%, Mandatory Tender 8/1/2022	6,035,973
2,500,000		Georgetown, TX Independent School District, Variable Rate Unlimited Tax School Building Bonds (Series 2019B) TOBs, (Texas Permanent School Fund Guarantee Program GTD), 2.750%, Mandatory Tender 8/1/2022	2,602,150
5,635,000	[1]	Harris County, TX Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Hospital Revenue Refunding Bonds (Series 2013B) FRNs, 1.030% (SIFMA 7-day +0.900%), 6/1/2022	5,633,760
4,500,000	[1]	Harris County, TX Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Hospital Revenue Refunding Bonds (Series 2013B) FRNs, 1.080% (SIFMA 7-day +0.950%), 6/1/2023	4,502,610
5,685,000	[1]	Harris County, TX Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Hospital Revenue Refunding Bonds (Series 2013B) FRNs, 1.180% (SIFMA 7-day +1.050%), 6/1/2024	5,686,762
5,000,000		Harris County, TX Education Facilities Finance Corp. (Texas Children’s Hospital), Hospital Revenue Bonds (Series 2019B) TOBs, 4.918%, Mandatory Tender 10/1/2024	5,886,350
2,000,000	[1]	Irving, TX Hospital Authority (Baylor Scott & White Medical Center, Irving), Hospital Revenue Bonds (Series 2017B) FRNs, 1.230% (SIFMA 7-day +1.100%), Mandatory Tender 10/15/2023	1,950,460
1,500,000		Lower Colorado River Authority, TX (LCRA Transmission Services Corp.), Transmission Contract Refunding Revenue Bonds (Series 2019), 5.000%, 5/15/2024	1,747,875
1,000,000		Lower Colorado River Authority, TX (LCRA Transmission Services Corp.), Transmission Contract Refunding Revenue Bonds (Series 2019), 5.000%, 5/15/2025	1,200,140
750,000		Lower Colorado River Authority, TX (LCRA Transmission Services Corp.), Transmission Contract Refunding Revenue Bonds (Series 2019), 5.000%, 5/15/2026	921,885
1,000,000		Lower Colorado River Authority, TX (LCRA Transmission Services Corp.), Transmission Contract Refunding Revenue Bonds (Series 2019), 5.000%, 5/15/2027	1,258,110
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Texas—continued
$1,000,000	Lower Colorado River Authority, TX (LCRA Transmission Services Corp.), Transmission Contract Refunding Revenue Bonds (Series 2019), 5.000%, 5/15/2028	$1,284,390
1,000,000	Lower Colorado River Authority, TX (LCRA Transmission Services Corp.), Transmission Contract Refunding Revenue Bonds (Series 2020), 5.000%, 5/15/2025	1,200,140
1,250,000	Lower Colorado River Authority, TX (LCRA Transmission Services Corp.), Transmission Contract Refunding Revenue Bonds (Series 2020), 5.000%, 5/15/2026	1,536,475
2,300,000	Matagorda County, TX Navigation District No. 1 (AEP Texas, Inc.), Pollution Control Revenue Refunding Bonds (Series 2001A), 2.600%, 11/1/2029	2,334,270
7,535,000	Midlothian, TX Independent School District, Variable Rate Unlimited Tax Refunding Bonds (Series 2013C) TOBs, (Texas Permanent School Fund Guarantee Program GTD), 2.000%, Mandatory Tender 8/1/2024	7,901,879
855,000	New Hope Cultural Education Facilities Finance Corporation (Longhorn Village), Retirement Facilities Revenue Bonds (Series 2017), 5.000%, 1/1/2022	861,122
945,000	New Hope Cultural Education Facilities Finance Corporation (Longhorn Village), Retirement Facilities Revenue Bonds (Series 2017), 5.000%, 1/1/2024	957,087
980,000	New Hope Cultural Education Facilities Finance Corporation (Longhorn Village), Retirement Facilities Revenue Bonds (Series 2017), 5.000%, 1/1/2025	993,377
735,000	New Hope Cultural Education Facilities Finance Corporation (Westminster Manor), Revenue Bonds (Series 2016), 4.000%, 11/1/2021	743,533
500,000	New Hope Cultural Education Facilities Finance Corporation (Westminster Manor), Revenue Bonds (Series 2016), 5.000%, 11/1/2023	527,225
625,000	New Hope Cultural Education Facilities Finance Corporation (Westminster Manor), Revenue Bonds (Series 2016), 5.000%, 11/1/2024	667,519
1,105,000	New Hope Cultural Education Facilities Finance Corporation (Westminster Manor), Revenue Bonds (Series 2016), 5.000%, 11/1/2025	1,193,842
1,500,000	North East, TX Independent School District, Variable Rate UT GO Refunding Bonds (Series 2019) TOBs, (Texas Permanent School Fund Guarantee Program GTD), 2.175%, Mandatory Tender 8/1/2024	1,581,960
1,400,000	North Texas Tollway Authority, First Tier Revenue Refunding Bonds (Series 2017A), 5.000%, 1/1/2025	1,548,652
2,000,000	North Texas Tollway Authority, Second Tier Revenue Refunding Bonds (Series 2019B), 5.000%, 1/1/2025	2,355,280
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Texas—continued
$2,500,000	North Texas Tollway Authority, Second Tier Revenue Refunding Bonds (Series 2019B), 5.000%, 1/1/2026	$3,023,750
2,500,000	North Texas Tollway Authority, Second Tier Revenue Refunding Bonds (Series 2019B), 5.000%, 1/1/2027	3,097,475
7,945,000	Northside, TX Independent School District, Variable Rate UT GO School Building and Refunding Bonds (Series 2019) TOBs, (Texas Permanent School Fund Guarantee Program GTD), 1.600%, Mandatory Tender 8/1/2024	8,185,019
6,000,000	Pflugerville, TX Independent School District, Variable Rate UT School Building Bonds (Series 2019B) TOBs, (Texas Permanent School Fund Guarantee Program GTD), 2.500%, Mandatory Tender 8/15/2023	6,329,940
2,500,000	Prosper, TX Independent School District, Adjustable Rate UT School Building Bonds (Series 2019B) TOBs, (Texas Permanent School Fund Guarantee Program GTD), 2.000%, Mandatory Tender 8/15/2023	2,596,625
550,000	Sam Rayburn, TX Municipal Power Agency, Power Supply System Revenue Refunding Bonds (Series 2012), 5.000%, 10/1/2021	579,645
7,500,000	San Antonio, TX Electric & Gas System, Variable Rate Junior Lien Revenue Refunding Bonds (Series 2020) TOBs, 1.721%, Mandatory Tender 12/1/2025	7,638,150
4,000,000	San Antonio, TX Water System, Water System Variable Rate Junior Lien Revenue Bonds (Series 2019A) TOBs, 2.625%, Mandatory Tender 5/1/2024	4,247,800
	TOTAL	129,050,708
	Utah—0.6%
4,000,000	Utah County, UT Hospital Revenue (IHC Health Services, Inc.), Revenue Bonds (Series 2020 B-2) TOBs, 5.000%, Mandatory Tender 8/1/2026	4,970,480
	Virginia—2.9%
4,500,000	Chesapeake Bay Bridge & Tunnel District, VA, First Tier General Resolution Revenue Bonds Anticipation Notes (Series 2019), 5.000%, 11/1/2023	4,853,970
7,500,000	Louisa, VA IDA (Virginia Electric & Power Co.), PCR Refunding Bonds (Series 2008A) TOBs, 1.900%, Mandatory Tender 6/1/2023	7,719,300
2,000,000	Roanoke, VA EDA (Carilion Health System Obligated Group), Hospital Revenue Bonds (Series 2012), 5.000%, 7/1/2020	2,000,000
2,500,000	Virginia State Public Building Authority Public Facilities, Public Facilities Revenue Refunding Bonds (Series 2020B), 5.000%, 8/1/2025	3,058,925
1,500,000	Virginia State Public Building Authority Public Facilities, Public Facilities Revenue Refunding Bonds (Series 2020B), 5.000%, 8/1/2030	2,077,215
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Virginia—continued
$3,750,000		Wise County, VA IDA (Virginia Electric & Power Co.), (Series 2010A) TOBs, 1.200%, Mandatory Tender 5/31/2024	$3,759,262
		TOTAL	23,468,672
		Washington—3.7%
1,000,000		Energy Northwest, WA, Columbia Generating Station Electric Revenue Refunding Bonds (Series 2020A), 5.000%, 7/1/2030	1,376,850
2,000,000		Energy Northwest, WA, Project 1 Electric Revenue Refunding Bonds (Series 2017-A), 5.000%, 7/1/2026	2,178,920
1,250,000		Energy Northwest, WA, Project 1 Electric Revenue Refunding Bonds (Series 2020A), 5.000%, 7/1/2027	1,608,538
1,000,000		Energy Northwest, WA, Project 1 Electric Revenue Refunding Bonds (Series 2020A), 5.000%, 7/1/2028	1,317,700
1,750,000		Port of Seattle, WA Revenue, Intermediate Lien Revenue Bonds (Series 2019), 5.000%, 4/1/2022	1,870,277
2,000,000		Port of Seattle, WA Revenue, Intermediate Lien Revenue Bonds (Series 2019), 5.000%, 4/1/2023	2,202,840
1,500,000		Port of Seattle, WA Revenue, Intermediate Lien Revenue Bonds (Series 2019), 5.000%, 4/1/2024	1,698,990
1,825,000		Port of Seattle, WA Revenue, Intermediate Lien Revenue Bonds (Series 2019), 5.000%, 4/1/2025	2,121,216
2,000,000		Port of Seattle, WA Revenue, Intermediate Lien Revenue Bonds (Series 2019), 5.000%, 4/1/2026	2,375,840
2,000,000	[1]	Seattle, WA Municipal Light & Power, Refunding Revenue Bonds—SIFMA Index (Series 2018C) FRNs, 0.620% (SIFMA 7-day +0.490%), Mandatory Tender 11/1/2023	1,977,100
1,500,000		Seattle, WA Municipal Light & Power, Revenue Refunding Bonds (Series 2016C), 5.000%, 10/1/2023	1,724,760
3,760,000	[1]	Washington State Health Care Facilities Authority (Fred Hutchinson Cancer Research Center), Variable Rate LIBOR Index Revenue Bonds (Series 2017B) FRNs, 1.224% (1-month USLIBOR x 0.67 +1.100%), Mandatory Tender 7/1/2022	3,757,669
3,000,000	[1]	Washington State Health Care Facilities Authority (Fred Hutchinson Cancer Research Center), Variable Rate SIFMA Index Revenue Bonds (Series 2017C) FRNs, 1.180% (SIFMA 7-day +1.050%), Mandatory Tender 7/3/2023	3,008,370
3,000,000		Washington State Health Care Facilities Authority (Providence St. Joseph Health), Revenue Bonds (Series 2012B) TOBs, 5.000%, Mandatory Tender 10/1/2021	3,155,640
		TOTAL	30,374,710
		West Virginia—0.5%
4,000,000		West Virginia EDA Solid Waste Disposal Facilities (Appalachian Power Co.), Revenue Refunding Bonds Amos Project (Series 2015A) TOBs, 2.550%, Mandatory Tender 4/1/2024	4,116,920
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Wisconsin—0.2%
$1,310,000		Wisconsin Health & Educational Facilities Authority (Gundersen Lutheran), Revenue Bonds (Series 2011A), 5.000%, 10/15/2020	$1,325,209
		Wyoming—0.4%
3,000,000		Sweetwater County, WY PCRB (Idaho Power Co.), PCR Refunding Bonds (Series 2006), 1.700%, 7/15/2026	3,086,700
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $749,347,966)	761,091,321
	[1]	SHORT-TERM MUNICIPALS—8.1%
		California—2.1%
17,600,000		Nuveen California AMT-Free Quality Municipal Income Fund, (Series A) Weekly VRDNs, 0.920%, 7/1/2020	17,600,000
		Mississippi—0.2%
1,400,000		Mississippi Business Finance Corp. (Gulf Power Co.) Daily VRDNs, 0.260%, 7/1/2020	1,400,000
		New York—0.2%
1,850,000		New York City, NY, (Series B-3) Weekly VRENs, 0.400%, 7/1/2020	1,850,000
		Texas—5.1%
1,100,000		Brazos River Harbor, TX Navigation District of Brazoria County (BASF Corp.), (Series 1996) Weekly VRDNs, 0.650%, 7/1/2020	1,100,000
2,700,000		Port of Port Arthur Navigation District of Jefferson County, TX (Motiva Enterprises LLC), (Series 2010A) Daily VRDNs, 0.900%, 7/1/2020	2,700,000
17,495,000		Port of Port Arthur Navigation District of Jefferson County, TX (Motiva Enterprises LLC), (Series 2010B) Daily VRDNs, 0.900%, 7/1/2020	17,495,000
15,675,000		Port of Port Arthur Navigation District of Jefferson County, TX (Motiva Enterprises LLC), (Series 2010C) Daily VRDNs, 0.920%, 7/1/2020	15,675,000
4,600,000		Port of Port Arthur Navigation District of Jefferson County, TX (Motiva Enterprises LLC), (Series 2010D) Weekly VRDNs, 1.950%, 7/1/2020	4,600,000
		TOTAL	41,570,000
		Wisconsin—0.5%
4,500,000		Wisconsin State HEFA (Marshfield Clinic), (Series 2020C) Weekly VRENs, 0.890%, 7/2/2020	4,500,000
		TOTAL SHORT-TERM MUNICIPALS (IDENTIFIED COST $66,920,000)	66,920,000
		TOTAL INVESTMENT IN SECURITIES—100.6% (IDENTIFIED COST $816,267,966)[3]	828,011,321
		OTHER ASSETS AND LIABILITIES - NET—(0.6)%[4]	(4,791,144)
		TOTAL NET ASSETS—100%	$823,220,177
Annual Shareholder Report

Securities that are subject to the federal alternative minimum tax (AMT) represent 6.1% of the Fund’s portfolio as calculated based upon total market value (unaudited).
1	Current rate and current maturity or next reset date shown for floating rate notes and variable rate notes/demand instruments. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At June 30, 2020, these restricted securities amounted to $1,506,675, which represented 0.2% of total net assets.
3	The cost of investments for federal tax purposes amounts to $816,266,618.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at June 30, 2020.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of June 30, 2020, all investments of the Fund utilized Level 2 inputs in valuing the Fund’s assets carried at fair value.
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
AMT	—Alternative Minimum Tax
BANs	—Bond Anticipation Notes
COL	—Collateralized
EDA	—Economic Development Authority
EDFA	—Economic Development Finance Authority
FRNs	—Floating Rate Notes
GANs	—Grant Anticipation Notes
GNMA	—Government National Mortgage Association
GO	—General Obligation
GTD	—Guaranteed
HEFA	—Health and Education Facilities Authority
HFA	—Housing Finance Authority
IDA	—Industrial Development Authority
IDB	—Industrial Development Bond
INS	—Insured
LIBOR	—London Interbank Offered Rate
LT	—Limited Tax
PCR	—Pollution Control Revenue
SFM	—Single Family Mortgage
SIFMA	—Securities Industry and Financial Markets Association
TEMPS	—Tax Exempt Mandatory Paydown Securities
TOBs	—Tender Option Bonds
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
VRENs	—Variable Rate Extendible Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.30	$10.22	$10.27	$10.35	$10.32
Income From Investment Operations:
Net investment income	0.13	0.14	0.11	0.09	0.09
Net realized and unrealized gain (loss)	(0.05)	0.08	(0.05)	(0.08)	0.03
TOTAL FROM INVESTMENT OPERATIONS	0.08	0.22	0.06	0.01	0.12
Less Distributions:
Distributions from net investment income	(0.13)	(0.14)	(0.11)	(0.09)	(0.09)
Net Asset Value, End of Period	$10.25	$10.30	$10.22	$10.27	$10.35
Total Return[1]	0.81%	2.20%	0.60%	0.09%	1.12%
Ratios to Average Net Assets:
Net expenses[2]	0.81%[3]	0.96%[3]	0.96%[3]	0.96%	0.96%
Net investment income	1.30%	1.41%	1.07%	0.86%	0.83%
Expense waiver/reimbursement[4]	0.11%	0.10%	0.09%	0.08%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$250,177	$178,706	$178,414	$228,127	$314,598
Portfolio turnover	49%	39%	18%	32%	15%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.81% for the year ended June 30, 2020 and 0.96% for the years ended June 30, 2019 and 2018, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.30	$10.21	$10.26	$10.35	$10.32
Income From Investment Operations:
Net investment income	0.17	0.19	0.16	0.14	0.14
Net realized and unrealized gain (loss)	(0.06)	0.09	(0.05)	(0.09)	0.03
TOTAL FROM INVESTMENT OPERATIONS	0.11	0.28	0.11	0.05	0.17
Less Distributions:
Distributions from net investment income	(0.17)	(0.19)	(0.16)	(0.14)	(0.14)
Net Asset Value, End of Period	$10.24	$10.30	$10.21	$10.26	$10.35
Total Return[1]	1.07%	2.81%	1.10%	0.49%	1.63%
Ratios to Average Net Assets:
Net expenses[2]	0.46%[3]	0.46%[3]	0.46%[3]	0.46%	0.46%
Net investment income	1.66%	1.91%	1.58%	1.36%	1.33%
Expense waiver/reimbursement[4]	0.18%	0.21%	0.24%	0.23%	0.23%
Supplemental Data:
Net assets, end of period (000 omitted)	$561,612	$575,676	$689,739	$840,891	$876,680
Portfolio turnover	49%	39%	18%	32%	15%
1	Based on net asset value.
2	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.46% for the years ended June 30, 2020, 2019 and 2018 after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended June 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.30	$10.22	$10.26	$10.35	$10.32
Income From Investment Operations:
Net investment income	0.14	0.17	0.14	0.11	0.11
Net realized and unrealized gain (loss)	(0.05)	0.08	(0.04)	(0.09)	0.03
TOTAL FROM INVESTMENT OPERATIONS	0.09	0.25	0.10	0.02	0.14
Less Distributions:
Distributions from net investment income	(0.14)	(0.17)	(0.14)	(0.11)	(0.11)
Net Asset Value, End of Period	$10.25	$10.30	$10.22	$10.26	$10.35
Total Return[1]	0.93%	2.46%	0.95%	0.25%	1.39%
Ratios to Average Net Assets:
Net expenses[2]	0.70%[3]	0.70%[3]	0.71%[3]	0.70%	0.70%
Net investment income	1.42%	1.67%	1.30%	1.12%	1.09%
Expense waiver/reimbursement[4]	0.21%	0.35%	0.34%	0.33%	0.33%
Supplemental Data:
Net assets, end of period (000 omitted)	$11,431	$11,663	$14,429	$31,831	$30,225
Portfolio turnover	49%	39%	18%	32%	15%
1	Based on net asset value.
2	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.70% for the years ended June 30, 2020 and 2019 and 0.71% for the year ended June 30, 2018, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
June 30, 2020
Assets:
Investment in securities, at value (identified cost $816,267,966)		$828,011,321
Income receivable		5,775,632
Receivable for investments sold		3,634,547
Receivable for shares sold		1,634,310
TOTAL ASSETS		839,055,810
Liabilities:
Payable for investments purchased	$10,957,240
Bank overdraft	3,137,194
Payable for shares redeemed	1,313,006
Income distribution payable	161,961
Payable for other service fees (Notes 2 and 5)	83,697
Payable for administrative fee (Note 5)	11,340
Payable for investment adviser fee (Note 5)	6,381
Accrued expenses (Note 5)	164,814
TOTAL LIABILITIES		15,835,633
Net assets for 80,355,493 shares outstanding		$823,220,177
Net Assets Consists of:
Paid-in capital		$824,515,186
Total distributable earnings (loss)		(1,295,009)
TOTAL NET ASSETS		$823,220,177
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($250,177,415 ÷ 24,417,956 shares outstanding), no par value, unlimited shares authorized		$10.25
Offering price per share (100/99.00 of $10.25)		$10.35
Redemption proceeds per share		$10.25
Institutional Shares:
Net asset value per share ($561,611,843 ÷ 54,822,212 shares outstanding), no par value, unlimited shares authorized		$10.24
Offering price per share		$10.24
Redemption proceeds per share		$10.24
Service Shares:
Net asset value per share ($11,430,919 ÷ 1,115,325 shares outstanding), no par value, unlimited shares authorized		$10.25
Offering price per share		$10.25
Redemption proceeds per share		$10.25
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended June 30, 2020
Investment Income:
Interest			$17,267,765
Expenses:
Investment adviser fee (Note 5)		$3,268,620
Administrative fee (Note 5)		652,049
Custodian fees		26,272
Transfer agent fees		303,847
Directors’/Trustees’ fees (Note 5)		11,603
Auditing fees		31,000
Legal fees		8,674
Distribution services fee (Note 5)		219,132
Other service fees (Notes 2 and 5)		983,376
Portfolio accounting fees		197,323
Share registration costs		53,964
Printing and postage		37,528
Miscellaneous (Notes 5)		37,570
TOTAL EXPENSES		5,830,958
Waivers, Reimbursement and Reduction:
Waiver of investment adviser fee (Note 5)	$(897,289)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(452,280)
Reduction of custodian fees (Note 6)	(4,729)
TOTAL WAIVERS, REIMBURSEMENT AND REDUCTION		(1,354,298)
Net expenses			4,476,660
Net investment income			12,791,105
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments			(8,293,147)
Net change in unrealized appreciation of investments			1,952,628
Net realized and unrealized loss on investments			(6,340,519)
Change in net assets resulting from operations			$6,450,586
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended June 30	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$12,791,105	$14,276,959
Net realized loss	(8,293,147)	(623,243)
Net change in unrealized appreciation	1,952,628	6,091,235
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	6,450,586	19,744,951
Distributions to Shareholders:
Class A Shares	(2,664,326)	(2,215,655)
Institutional Shares	(9,910,741)	(11,712,101)
Service Shares	(159,725)	(222,748)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(12,734,792)	(14,150,504)
Share Transactions:
Proceeds from sale of shares	353,571,070	245,693,169
Proceeds from shares issued in connection with the tax-free transfer of assets from PNC Tax Exempt Limited Maturity Bond Fund	72,083,408	—
Net asset value of shares issued to shareholders in payment of distributions declared	10,233,287	11,750,967
Cost of shares redeemed	(372,428,512)	(379,575,916)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	63,459,253	(122,131,780)
Change in net assets	57,175,047	(116,537,333)
Net Assets:
Beginning of period	766,045,130	882,582,463
End of period	$823,220,177	$766,045,130
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
June 30, 2020
1. ORGANIZATION
Federated Hermes Short-Intermediate Municipal Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of one diversified portfolio, Federated Hermes Short-Intermediate Municipal Fund (the “Fund”). The Fund offers three classes of shares: Class A Shares, Institutional Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide dividend income which is exempt from federal regular income tax. The Fund pursues this investment objective by investing its assets so that normally distributions of annual interest income are exempt from federal regular income tax. Also, distributions normally (except in certain circumstances as described in the Fund’s Prospectus) will not be subject to the federal AMT for individuals, but may be subject to state and local taxes.
Prior to June 29, 2020, the name of the Trust and Fund was Federated Short-Intermediate Duration Municipal Trust.
On November 15, 2019, the Fund acquired all the net assets of PNC Tax Exempt Limited Maturity Bond Fund (the “Acquired Fund”), an open end investment company in a tax-free reorganization, in exchange for shares of the Fund pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders on November 5, 2019. The purpose of this transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, the assets received and the shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund’s realized gains and losses with amounts distributable to shareholders for tax purposes.
For every Institutional Share of the Acquired Fund exchanged, a shareholder of the Acquired Fund received approximately 1.02 of Institutional Shares of the Fund. For every Class A Share of the Acquired Fund exchanged, a shareholder of the Acquired Fund received approximately 1.02 of Service Shares.
The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Fund Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
6,991,585	$72,083,408	$1,739,110	$796,990,717	$869,074,125
1	Unrealized Appreciation is included in Acquired Fund Net Assets Received amount shown above.
Annual Shareholder Report

Assuming the acquisition had been completed on July 1, 2019, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of the operations for the year ended June 30, 2020, are as follows:
Net Investment Income	$13,259,438
Net realized and unrealized gain on investments	$(6,115,331)
Net increase in net assets resulting from operations	$7,144,107
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amount of revenue and earnings of the Acquired Fund that has been included in the Fund’s Statement of Operations and Statement of Changes in Net Assets as of June 30, 2020.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Annual Shareholder Report

Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers, reimbursement and reduction of $1,354,298 is disclosed in various locations in this Note 2, Note 5 and Note 6.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Institutional Shares and Service Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended June 30, 2020, other service fees for the Fund were as follows:
	Other Service Fees Incurred	Other Service Fees Reimbursed
Class A Shares	$515,590	$—
Institutional Shares	440,433	(440,433)
Service Shares	27,353	—
TOTAL	$983,376	$(440,433)
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended June 30, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of June 30, 2020, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted
Annual Shareholder Report

securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities held at June 30, 2020, is as follows:
Security	Acquisition Date	Acquisition Cost	Market Value
California Municipal Finance Authority (Waste Management, Inc.), Solid Waste Disposal Revenue Bonds (Series 2009A) TOBs, 1.300%, Mandatory Tender 2/3/2025	1/30/2020	$1,500,000	$1,506,675
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended June 30	2020		2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	17,277,889	$177,588,498	7,703,129	$78,866,999
Shares issued to shareholders in payment of distributions declared	254,356	2,613,605	213,927	2,186,844
Shares redeemed	(10,465,660)	(107,445,312)	(8,024,722)	(81,872,734)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	7,066,585	$72,756,791	(107,666)	$(818,891)

Year Ended June 30	2020		2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	16,964,998	$174,293,170	16,203,313	$165,418,595
Proceeds from shares issued in connection with the tax-free transfer of assets from PNC Tax Exempt Limited Maturity Bond Fund	6,976,326	71,926,097	—	—
Shares issued to shareholders in payment of distributions declared	727,281	7,474,683	916,837	9,366,667
Shares redeemed	(25,761,369)	(262,806,964)	(28,728,654)	(293,246,385)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(1,092,764)	$(9,113,014)	(11,608,504)	$(118,461,123)
Annual Shareholder Report

Year Ended June 30	2020		2019
Service Class Shares:	Shares	Amount	Shares	Amount
Shares sold	165,367	$1,689,402	137,787	$1,407,575
Proceeds from shares issued in connection with the tax-free transfer of assets from PNC Tax Exempt Limited Maturity Bond Fund	15,258	157,311	—	—
Shares issued to shareholders in payment of distributions declared	14,110	144,999	19,327	197,456
Shares redeemed	(211,953)	(2,176,236)	(436,799)	(4,456,797)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(17,218)	$(184,524)	(279,685)	$(2,851,766)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	5,956,603	$63,459,253	(11,995,855)	$(122,131,780)
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primary result from differing treatments for discount accretion/premium amortization of debt securities and expiration of capital loss carryforwards.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the year ended June 30, 2020 and 2019, was as follows:
	2020	2019
Ordinary income	$151,757	$695
Tax-exempt income	$12,583,035	$14,149,809
As of June 30, 2020, the components of distributable earnings on a tax-basis were as follows:
Undistributed tax-exempt income	$18,973
Net unrealized appreciation	$11,744,703
Capital loss carryforwards	$(13,058,685)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.
At June 30, 2020, the cost of investments for federal tax purposes was $816,266,618. The net unrealized appreciation of investments for federal tax purposes was $11,744,703. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $14,526,348 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,781,645.
Annual Shareholder Report

As of June 30, 2020, the Fund had a capital loss carryforward of $13,058,685 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$7,904,454	$5,154,231	$13,058,685
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund’s average daily net assets. Under the investment advisory contract, which is subject to annual review by the Trustees, the Adviser will reimburse the amount, limited to the amount of the advisory fee, by which the Fund’s Institutional Shares aggregate annual operating expenses, including the investment advisory fee, but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its shares under federal and state laws and regulations, expenses of withholding taxes and extraordinary expenses, exceed 0.45% of the Fund’s Institutional Shares average daily net assets. To comply with the 0.45% limitation imposed under the investment advisory contract, the Adviser may waive its advisory fee and/or reimburse its advisory fee or other Fund expenses, affiliates of the Adviser may waive, reimburse or reduce amounts otherwise included in the aggregate annual operating expenses of the Fund, or there may be a combination of waivers, reimbursements and/or reductions by the Adviser and its affiliates. The amount that the Adviser waives/reimburses under the investment advisory contract will be reduced to the extent that affiliates of the Adviser waive, reimburse or reduce amounts that would otherwise be included in the aggregate annual operating expenses of the Fund. In addition, subject to the terms described in the Expense Limitation note, the Adviser may also voluntarily choose to waive any portion of its fee. For the year ended June 30, 2020, the Adviser waived $897,289 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended June 30, 2020, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.05% of average daily net assets annually of Class A Shares, to compensate FSC.
Prior to December 1, 2019, the Fund’s Class A Shares incurred distribution services fees at 0.25% of average daily net assets. Beginning December 1, 2019, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Prior to December 1, 2019, the Service Shares were also subject to the Plan at 0.25%.
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended June 30, 2020, distribution services fees for the Fund were as follows:
	Distribution Services Fee Incurred	Distribution Services Fee Waived
Class A Shares	$ 207,285	$—
Service Shares	11,847	(11,847)
TOTAL	$219,132	$(11,847)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended June 30, 2020, FSC did not retain any fees paid by the fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended June 30, 2020, FSC retained $101 in sales charges from the sale of Class A Shares.
Other Service Fees
For the year ended June 30, 2020, FSSC received $999 of other service fees disclosed in Note 2.
Expense Limitation
In addition to the contractual fee waiver described under “Investment Adviser Fee” above with regards to the Fund’s Institutional Shares, the Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective December 1, 2019, the total annual fund operating expenses (as shown in the financial
Annual Shareholder Report

highlights, excluding interest expense, extraordinary expenses and proxy-related expenses, if any) paid by the Fund’s Class A Shares, Institutional Shares and Service Shares (after the voluntary waivers and reimbursements) will not exceed 0.71%, 0.47% and 0.71% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) September 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. Prior to December 1, 2019, the Fee Limit disclosed above for Class A Shares was 0.97%.
Interfund Transactions
During the year ended June 30, 2020, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $233,765,000 and $374,780,705 respectively. Net realized gain recognized on these transactions was $5,705.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/ Trustees and other miscellaneous expenses may be included in the Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and the Statement of Operations, respectively.
6. EXPENSE REDUCTION
Through arrangements with the Fund’s custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended June 30, 2020, the Fund’s expenses were reduced by $4,729 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended June 30, 2020, were as follows:
Purchases	$331,249,204
Sales	$270,272,899
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various
Annual Shareholder Report

conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of June 30, 2020, the Fund had no outstanding loans. During the year ended June 30, 2020, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of June 30, 2020, there were no outstanding loans. During the year ended June 30, 2020, the program was not utilized.
10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended June 30, 2020, 98.81% of distributions from net investment income is exempt from federal income tax, other than the federal AMT.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF Trustees of Federated Hermes short-intermediate duration municipal trust AND SHAREHOLDERS OF Federated Hermes Short-Intermediate Municipal fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Short-Intermediate Municipal Fund (formerly, Federated Short-Intermediate Duration Municipal Trust) (the “Fund”) (one of the funds constituting Federated Hermes Short-Intermediate Duration Municipal Trust (formerly, Federated Short-Intermediate Duration Municipal Trust) (the “Trust”)), including the portfolio of investments, as of June 30, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole portfolio constituting Federated Hermes Short-Intermediate Duration Municipal Trust) at June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
August 24, 2020

Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 to June 30, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$998.90	$3.43
Institutional Shares	$1,000	$999.20	$2.19
Service Shares	$1,000	$999.00	$3.38
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,021.43	$3.47
Institutional Shares	$1,000	$1,022.68	$2.21
Service Shares	$1,000	$1,021.48	$3.42
1	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.69%
Institutional Shares	0.44%
Service Shares	0.68%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised one portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: October 1999	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Hermes Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Hermes, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Hermes, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: September 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Hermes Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and the Supreme Court’s Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: March 1999	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and Director, The Golisano Children’s Museum of Naples, Florida. Mr. O’Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: September 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: March 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of certain of the Funds in the Federated Hermes Fund Family; Vice President, Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Hermes, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Deborah A. Cunningham Birth Date: September 15, 1959 CHIEF INVESTMENT OFFICER Officer since: August 2011	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated Hermes’ money market products in 2004. She joined Federated Hermes in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund’s Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Officer since: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of Federated’s tax-exempt, fixed-income products in 2004 and Chief Investment Officer of Federated’s Tax-Free Money Markets in 2010. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund’s Adviser since 1996. Ms. Ochson has received the Chartered Financial Analyst designation and holds an M.B.A. in Finance from the University of Pittsburgh.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2020
Federated Short-Intermediate Duration Municipal Trust (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO FEDERATED HERMES SHORT-INTERMEDIATE MUNICIPAL FUND)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Investment Management Company (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Trustees encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and
Annual Shareholder Report

Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s and sub-adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund”), which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
Annual Shareholder Report

The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss
Annual Shareholder Report

the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser in this context. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered the Fund’s performance in light of the overall recent market conditions. The Board considered detailed investment reports on the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings and evaluated the Adviser’s analysis of
Annual Shareholder Report

the Fund’s performance for these time periods. The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the one-year, three-year and five-year periods ended December 31, 2019, the Fund’s performance was above the median of the relevant Performance Peer Group.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s investors. The Board noted that the range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
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The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the Board received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients such as institutional separate accounts and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) and the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board
Annual Shareholder Report

considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Funds to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered that, during the prior year, an independent consultant conducted a review of the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract. The Board noted the consultant’s view that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
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Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management, trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the Federated Hermes Fund family as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. Federated Hermes, as it does throughout the year, and specifically in connection with the Board’s review of the Contract, furnished information relative to adviser-paid fees (commonly referred to as revenue sharing). The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from
Annual Shareholder Report

management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
In its determination to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board’s approval of the Contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the Contract was appropriate.
The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangement.
Annual Shareholder Report

Liquidity Risk Management Program– Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Short-Intermediate Duration Municipal Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “LRMP”) for Federated Hermes Short-Intermediate Municipal Fund (the “Fund” and collectively with the Federated Hermes funds, the “Funds”). The LRMP seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Funds’ investment advisers as the administrators for the LRMP (collectively, the “Administrator”). The Administrator has established a Liquidity Risk Management Committee (the “Committee”) comprised of representatives from various departments across the Administrator to assist it in the implementation and on-going administration of the LRMP. The Committee, in turn, has delegated to the Fixed Income and Equities Liquidity Committees, each a separate committee previously established by the Administrator, the responsibility to review and assess certain information related to the liquidity of the Funds that fall within their respective asset classes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2020, the Board received and reviewed a written report from the Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the LRMP for the period from the LRMP’s inception on December 1, 2018 through March 31, 2020 (the “Period”). The Report addressed the operation of the LRMP and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Fund. There were no
Annual Shareholder Report

material changes to the LRMP during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Funds. Such information and factors included, among other things:
■	the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment, including a review of the Funds’ access to other available funding sources such as the Funds’ interfund lending facility, redemptions in-kind and committed lines of credit and confirmation that the Fund did not have to access any of these alternative funding sources during the Period;
■	the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■	the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■	the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■	the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■	liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the market disruptions resulting from the novel coronavirus outbreak, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Administrator concluded that the LRMP is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Hermes Short-Intermediate Municipal Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313907305
CUSIP 313907107
CUSIP 313907206
37173 (8/20)
© 2020 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 – $31,600

Fiscal year ended 2019 - $31,000

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $1,347 and $0 respectively. Fiscal year ended 2020- Audit consent fee for N-14 merger document.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its Chairman for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser and any entity controlling, controlled by to under common control with the investment adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2020 - $145,425

Fiscal year ended 2019 - $659,491

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firm, Ernst & Young LLP (“EY”), has the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In its required communications to the Audit Committee of the registrant’s Board, EY informed the Audit Committee that EY and/or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Hermes, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Hermes Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On June 18, 2019, the SEC adopted amendments (effective October 3, 2019) to the Loan Rule, which, refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Hermes Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes Short-Intermediate Duration Municipal Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date August 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ John B. Fisher

John B. Fisher, Principal Executive Officer

Date August 24, 2020

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date August 24, 2020